NB Crossroads Private Markets Fund VII Advisory LP (the “Advisory Fund”) invests substantially all of its assets in NB Crossroads Private Markets Fund VII Holdings LP (the “Master Fund”). The percentage of the Master Fund’s partners’ capital owned by the Advisory Fund at December 31, 2022, was 7.90%. The Advisory Fund has included the Master Fund’s schedule of investments as of December 31, 2022, below. The Master Fund’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on March 1, 2023.

NB Crossroads Private Markets Fund VII Holdings LP

Schedule of Investments

December 31, 2022 (Unaudited)

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (23.07%)
CB Catalyst Co-Invest, L.P.	Co-Investment	11/2022	North America	$3,363,193	$3,400,000
CIHMH Holdings L.P.	Co-Investment	05/2022	North America	1,403,974	1,403,974
Eighth Cinven Fund (No.2) Limited Partnership	Primary	-	Europe	-	-
KMNOCH Investor, L.P. (F)	Co-Investment	11/2022	North America	6,000,000	6,000,000
Knockout Co-Invest L.P.	Co-Investment	06/2022	North America	3,831,994	3,830,363
Project Alpine Co-Invest Fund, L.P.	Co-Investment	06/2022	North America	3,001,705	2,700,290
Project Hotel California Co-Invest Fund, L.P.	Co-Investment	07/2022	North America	4,503,649	4,501,117
The Veritas Capital Fund VIII, L.P.	Primary	12/2022	North America	3,078,963	2,938,818
Warburg Pincus Global Growth 14, L.P.	Primary	05/2022-12/2022	North America	2,010,082	1,914,496
WP Irving Co-Invest L.P.	Co-Investment	04/2022	North America	1,004,470	1,003,625
				28,198,030	27,692,683
Small and Mid-cap Buyout (25.14%)
BP-Miratech Holdings LLC	Co-Investment	04/2022	North America	1,400,000	3,080,000
Centerbridge Seaport Acquisition Fund, L.P.	Co-Investment	05/2022	North America	1,245,246	1,000,000
Charlesbank Technology Opportunities Fund II, Limited Partnership	Primary	-	North America	-	-
DGS Group Holdings, L.P. (F)	Co-Investment	09/2022	North America	2,276,579	2,730,358
Five Arrows Galliera Co-Invest SCSp	Co-Investment	08/2022	Europe	3,156,632	3,304,822
Francisco Partners VII-A, L.P.	Primary	-	North America	-	-
Harvest Partners IX (Parallel), L.P.	Primary	09/2022-12/2022	North America	1,732,255	1,499,380
Incline V RKD Co-Invest, L.P. (G)	Co-Investment	09/2022	North America	5,037,454	4,987,532
Material Co-Invest LP	Co-Investment	10/2022	Europe	4,831,788	4,625,126
NM Polaris Co-Invest, L.P.	Co-Investment	-	North America	-	-
Olympus FG Holdco, L.P.	Co-Investment	08/2022	North America	1,782,355	1,782,369
THL Fund Investors (Iconic), L.P.	Co-Investment	05/2022	North America	3,000,583	3,000,489
Thoma Bravo Discover Fund IV-A, L.P.	Primary	12/2022	North America	1,526,948	1,526,948
WCAS XIV, L.P.	Primary	12/2022	North America	543,398	122,691
WWEC Holdings LP	Co-Investment	10/2022	North America	2,510,000	2,510,000
				29,043,238	30,169,715
Special Situations (4.34%)
DIG Holdings, LLC	Co-Investment	11/2022	North America	4,006,700	4,006,700
Truelink-Vista A L.P.	Co-Investment	10/2022	North America	1,200,000	1,198,549
				5,206,700	5,205,249
Venture Capital (0.40%)
Accel Leaders 4 L.P.	Primary	-	North America	-	-
Battery Ventures XIV, L.P.	Primary	07/2022-11/2022	North America	560,000	479,723
Meritech Capital Partners VIII L.P.	Primary	-	North America	-	-
Meritech Capital Sidecar III L.P.	Primary	-	North America	-	-
				560,000	479,723
Money Market Fund (55.50%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio				66,614,438	66,614,438
				66,614,438	66,614,438

Total Investments (cost $129,622,406) (108.45%)					130,161,808
Other Assets & Liabilities (Net) (-8.45%)					(10,143,011)
Partners' Capital - Net Assets (100.00%)					$120,018,797

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at December 31, 2022 aggregated $63,007,968. Total fair value of illiquid and restricted securities at December 31, 2022 was $63,547,370 or 52.95% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Master Fund's Partners' Capital - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	This investment is made through the Master Fund's wholly owned subsidiary, NB CPMF VII B LLC.

Valuation of Investments

The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by Neuberger Berman Investment Advisers LLC (the “Registered Investment Adviser”) and NB Alternatives Advisers LLC (the “Sub-Adviser”) in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board of Directors of the registrant (the “Board”).

The Board has approved the Procedures pursuant to which the Master Fund values its interests in the Portfolio Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the value of the assets held by the Master Fund.  The value of the Master Fund’s interests is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Sub-Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.

FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Sub-Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Partners’ Capital – Net Assets by level within valuation hierarchy as of December 31, 2022:

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$6,000,000	$21,692,683	$27,692,683
Small and Mid-cap Buyout	-	-	2,730,358	27,439,357	30,169,715
Special Situations	-	-	-	5,205,249	5,205,249
Venture	-	-	-	479,723	479,723
Money Market Fund	66,614,438	-	-	-	66,614,438
Total	$66,614,438	$-	$8,730,358	$54,817,012	$130,161,808

Significant Unobservable Inputs

As of December 31, 2022, the Master Fund had investments valued at $130,161,808. The fair value of investments valued at $54,817,012 in the Master Fund's Consolidated Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of December 31, 2022.

			Unobservable Inputs
Investments	Fair Value 12/31/22	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	$6,000,000	Recent Transaction Value	Recent Transaction Value	N/A	N/A

Small and Mid-cap Buyout	2,730,358	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Total	$8,730,358

1   Inputs weighted based on fair value of investments in range.

During the period ended December 31, 2022, purchases of and sales from Level 3 investments were as follows:

Purchases	Sales
$8,276,579	$–

During the period ended December 31, 2022, unrealized appreciation and realized losses from Level 3 investments were $453,779 and $4,166, respectively.

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the period ended December 31, 2022.

The estimated remaining life of the Master Fund’s Portfolio Funds as of December 31, 2022 is one to ten years, with the possibility of extensions by each of the Underlying Investments.